                                                                      EXHIBIT 99


                           $295,500,000 (APPROXIMATE)
                   CERTIFICATES FOR CONSECO FINANCE HOME LOANS
                                  SERIES 2000-A

                 INFORMATION REGARDING CERTAIN SUBSEQUENT LOANS

Set forth below is information regarding loans transferred to the Trust or identified for inclusion in the Trust on the Closing Date. The information below relates to the Loans described in the Prospectus Supplement dated February 4, 2000 and the Subsequent Loans. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Pooling and Servicing Agreement and the Indenture, each dated as of February 1, 2000.

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
                                SUBSEQUENT LOANS

                                                                 % OF SUBSEQUENT
                                                                    LOANS BY
                            NUMBER OF      AGGREGATE PRINCIPAL     OUTSTANDING
                           SUBSEQUENT            BALANCE            PRINCIPAL
                           LOANS AS OF      OUTSTANDING AS OF     BALANCE AS OF
STATE                     CUT-OFF DATE        CUT-OFF DATE        CUT-OFF DATE
-----                    ---------------   -------------------    --------------
Alabama.................       11           $   806,944.48             5.24%
Arkansas................        1                67,949.78             0.44
California..............       13             2,274,199.21            14.78
Colorado................        1               131,944.43             0.86
Connecticut.............        1               133,600.00             0.87
Florida.................        3               327,546.28             2.13
Georgia.................       10             1,047,857.71             6.81
Idaho...................        2               249,509.53             1.62
Illinois................        3               438,144.18             2.85
Indiana.................        2               378,250.64             2.46
Kentucky................        4               264,567.53             1.72
Maryland................        3               424,966.83             2.76
Massachusetts...........        2               411,000.00             2.67
Michigan................        1               165,685.20             1.08
Minnesota...............        1                63,071.38             0.41
Mississippi.............        3               380,407.64             2.47
Missouri................        2               211,010.55             1.37
Montana.................        1               103,163.29             0.67
Nevada..................        6               564,581.86             3.67
New Hampshire...........        1                73,766.65             0.48
New Jersey..............        1                57,600.00             0.37
New York................        2               253,214.47             1.64
North Carolina..........        8             1,028,540.42             6.68
Ohio....................       23             2,117,008.29            13.75
Oregon..................        2               148,765.09             0.97
Pennsylvania............        1                90,000.00             0.58
Rhode Island............        2               226,500.00             1.47
South Carolina..........        1                59,895.73             0.39
Tennessee...............        2               224,272.33             1.46
Texas...................        4               346,965.73             2.25
Utah....................        2               217,756.39             1.41
Virginia................        5               917,756.01             5.96
Washington..............        8             1,116,783.15             7.26
Wyoming.................        1                68,780.00             0.45
                              ---           --------------           ------
    Total...............      133           $15,392,004.78           100.00%
                              ===           ==============           ======

                    YEARS OF ORIGINATION--SUBSEQUENT LOANS

                                            Number of                            % of Subsequent
                                            Subsequent                               Loans by
                                              Loans     Aggregate Principal    Outstanding Principal
                                            as of Cut-  Balance Outstanding        Balance as of
  Year of Origination                        off Date   as of Cut-off Date          Cut-off Date
  -------------------                       ----------  -------------------    ---------------------
1999.....................................        79        $ 9,342,241.87             60.70%
2000.....................................        54          6,049,762.91             39.30
                                                ---        --------------            ------
     Total...............................       133        $15,392,004.78            100.00%
                                                ===        ==============            ======

             DISTRIBUTION OF ORIGINAL LOAN AMOUNTS--SUBSEQUENT LOANS

                                                                                 % of Subsequent
                                            Number of                                Loans by
                                              Loans     Aggregate Principal    Outstanding Principal
     Original Loan                          as of Cut-  Balance Outstanding        Balance as of
  Amount (In Dollars)                        off Date   as of Cut-off Date          Cut-off Date
  -------------------                       ----------  -------------------    ---------------------
Less than $20,000.01....................         1        $    19,966.39                  .13%
$ 20,000.01 to $ 30,000.00 .............         2             49,607.03                 0.32
$ 40,000.01 to $ 50,000.00 .............         4            193,174.64                 1.26
$ 50,000.01 to $ 60,000.00 .............        15            849,561.57                 5.52
$ 60,000.01 to $ 70,000.00 .............        12            792,285.02                 5.15
$ 70,000.01 to $ 80,000.00 .............        14          1,069,284.73                 6.95
$ 80,000.01 to $ 90,000.00 .............         9            774,233.13                 5.03
$ 90,000.01 to $100,000.00 .............        13          1,249,877.24                 8.12
$100,000.01 to $110,000.00 .............         8            840,708.10                 5.46
$110,000.01 to $120,000.00 .............         8            931,793.29                 6.05
$120,000.01 to $130,000.00 .............         6            739,506.75                 4.80
$130,000.01 to $140,000.00 .............         8          1,080,007.81                 7.02
$140,000.01 to $150,000.00 .............         2            282,563.26                 1.84
$150,000.01 to $160,000.00 .............         6            934,225.69                 6.07
$160,000.01 to $170,000.00 .............         4            661,711.90                 4.30
$170,000.01 to $180,000.00 .............         1            172,911.88                 1.12
$180,000.01 to $190,000.00 .............         4            733,658.73                 4.77
$190,000.01 to $200,000.00 .............         2            395,401.82                 2.57
$200,000.01 to $210,000.00 .............         3            614,547.02                 3.99
$210,000.01 to $220,000.00 .............         1            211,390.71                 1.37
$220,000.01 to $230,000.00 .............         1            222,197.40                 1.44
$240,000.01 to $250,000.00 .............         1            244,710.70                 1.59
$250,000.01 to $260,000.00 .............         1            256,500.00                 1.67
$260,000.01 to $270,000.00 .............         1            263,960.98                 1.71
$270,000.01 to $280,000.00 .............         1            278,710.70                 1.81
$280,000.01 to $290,000.00 .............         2            567,552.95                 3.69
$290,000.01 to $300,000.00 .............         1            292,500.00                 1.90
Over $300,000.00 .......................         2            669,455.34                 4.35
                                               ---        --------------               ------
    Total...............................       133        $15,392,004.78               100.00%
                                               ===        ==============               ======

                     CURRENT LOAN RATES--SUBSEQUENT LOANS

                                                                 % of Subsequent
                            Number of                               Loans by
                              Loans      Aggregate Principal  Outstanding Principal
                            as of Cut-   Balance Outstanding      Balance as of
 Range of Loan Rates         off Date    as of Cut-off Date        Cut-off Date
--------------------------  ----------   -------------------  ---------------------
Below 8.501% ..............       3         $   199,493.44              1.30%
8.501% to 9.000% ..........      18           2,635,506.89             17.12
9.001% to 9.500% ..........      29           4,157,345.00             27.01
9.501% to 10.000% .........      42           4,136,226.76             26.87
10.001% to 10.500% ........      17           1,864,591.43             12.11
10.501% to 11.000% ........      16           1,585,157.32             10.30
11.001% to 11.500% ........       7             789,712.83              5.13
12.501% to 13.000% ........       1              23,971.11              0.16
                                ---         --------------            ------
    Total..................     133         $15,392,004.78            100.00%
                                ===         ==============            ======

                 REMAINING MONTHS TO MATURITY--SUBSEQUENT LOANS

                                                                    % of Subsequent
                             Number of                                  Loans by
  Months Remaining to          Loans      Aggregate Principal    Outstanding Principal
  Scheduled Maturity         as of Cut-   Balance Outstanding        Balance as of
  as of Cut-off Date          off Date    as of Cut-off Date          Cut-off Date
  -------------------        ----------   -------------------    ---------------------
Between 349 - 360.........       133        $15,392,004.78              100.00%
                                 ---        --------------              ------
    Total.................       133        $15,392,004.78              100.00%
                                 ===        ==============              ======

                ORIGINAL LOAN-TO-VALUE RATIO--SUBSEQUENT LOANS

                                                                       % of Subsequent
                              Number of                                    Loans by
                                Loans       Aggregate Principal     Outstanding Principal
                              as of Cut-    Balance Outstanding         Balance as of
Loan-to-Value Ratio            off Date     as of Cut-off Date           Cut-off Date
-------------------           ----------    -------------------     ---------------------
60.1% to 70.00% ............        2          $   337,281.43                2.19%
70.1% to 80.00% ............       38            4,255,530.62               27.65
80.1% to 90.00% ............       66            7,103,313.60               46.15
90.1% to 100.00% ...........       27            3,695,879.13               24.01
                                  ---          --------------              ------
    Total...................      133          $15,392,004.78              100.00%
                                  ===          ==============              ======

                MONTH OF NEXT RATE ADJUSTMENT--SUBSEQUENT LOANS

                                                                   % of Subsequent
                             Number of                                Loans by
                               Loans      Aggregate Principal   Outstanding Principal
      Month of Next          as of Cut-   Balance Outstanding       Balance as of
     Rate Adjustment          off Date    as of Cut-off Date         Cut-off Date
     ---------------         ----------   -------------------   ---------------------
February 2001 ............          1         $    79,165.29              0.51%
September 2001 ...........          1              75,783.44              0.49
October 2001 .............          1             164,619.56              1.07
November 2001 ............          2             133,627.34              0.87
December 2001 ............         18           2,538,501.81             16.49
January 2002 .............         64           7,198,960.32             46.77
February 2002 ............         40           4,759,049.88             30.92
March 2002 ...............          2             115,050.00              0.75
November 2002 ............          1              78,972.52              0.51
December 2002 ............          1              68,765.09              0.45
January 2003 .............          1              89,509.53              0.58
February 2003 ............          1              90,000.00              0.58
                                  ---         --------------            ------
    Total.................        133         $15,392,004.78            100.00%
                                  ===         ==============            ======

                DISTRIBUTION OF GROSS MARGIN--SUBSEQUENT LOANS

                                                          Aggregate Principal             % of Inital Loans
                                    Number of Loans       Balance Outstanding          by Outstanding Principal
Gross Margin                       as of Cut-off Date      as of Cut-off Date         Balance as of Cut-off Date
------------                       ------------------     -------------------         --------------------------
4.501% to 5.000% ..............                2           $   141,580.00                         0.92%
5.001% to 5.500% ..............               23             3,362,941.54                        21.85
5.501% to 6.000% ..............               29             3,522,960.34                        22.89
6.001% to 6.500% ..............               39             4,633,830.16                        30.11
6.501% to 7.000% ..............               20             1,908,289.70                        12.40
7.001% to 7.500% ..............               12             1,114,373.50                         7.24
7.501% to 8.000% ..............                4               265,559.10                         1.73
8.001% to 8.500% ..............                4               442,470.44                         2.87
                                             ---           --------------                       ------
    Totals.....................              133           $15,392,004.78                       100.00%
                                             ===           ==============                       ======

                     MAXIMUM LOAN RATES--SUBSEQUENT LOANS

                                                           Aggregate Principal           % of Inital Loans
                                   Number of Loans         Balance Outstanding        by Outstanding Principal
Maximum Loan Rates                as of Cut-off Date        as of Cut-off Date       Balance as of Cut-off Date
------------------                ------------------       -------------------       --------------------------
14.001% to 14.500% .............           3                 $   199,493.44                       1.30%
14.501% to 15.000% .............          15                   2,011,558.74                      13.07
15.001% to 15.500% .............          17                   2,065,818.84                      13.42
15.501% to 16.000% .............          36                   3,790,914.87                      24.63
16.001% to 16.500% .............          22                   3,302,176.16                      21.45
16.501% to 17.000% .............          19                   2,093,498.46                      13.60
17.001% to 17.500% .............           8                     880,702.43                       5.72
17.501% to 18.000% .............           8                     679,362.43                       4.41
18.001% to 18.500% .............           4                     344,508.30                       2.24
18.501% to 19.000% .............           1                      23,971.11                       0.16
                                         ---                 --------------                     ------
    Totals......................         133                 $15,392,004.78                     100.00%
                                         ===                 ==============                     ======


                     MINIMUM LOAN RATES--SUBSEQUENT LOANS

                                                           Aggregate Princpal         % of Initial Loans by
                                 Number of Loans           Balance Outstanding        Outstanding Principal
Minimum Loan Rates              as of Cut-off Date         as of Cut-off Date       Balance as of Cut-off Date
------------------              ------------------         -------------------      --------------------------
6.001% to 6.500%                          2                   $   157,012.45                    1.02%
7.001% to 7.500%                          2                       236,353.10                    1.54
7.501% to 8.000%                          2                       127,377.13                    0.83
8.001% to 8.500%                          3                       199,493.44                    1.30
8.501% to 9.000%                         18                     2,635,506.89                   17.12
9.001% to 9.500%                         27                     4,000,332.55                   25.99
9.501% to 10.000%                        42                     4,136,226.76                   26.87
10.001% to 10.500%                       16                     1,906,949.03                   12.39
10.501% to 11.000%                       14                     1,457,780.19                    9.47
11.001% to 11.500%                        6                       511,002.13                    3.32
12.501% to 13.000%                        1                        23,971.11                    0.16
                                        ---                   --------------                  ------
    Totals.....................         133                   $15,392,004.78                  100.00%
                                        ===                   ==============                  ======

       GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--COMBINED LOANS


                                                                  % OF
                                                                AGGREGATE
                                                                LOANS BY
                           NUMBER OF     AGGREGATE PRINCIPAL   OUTSTANDING
                           COMBINED           BALANCE           PRINCIPAL
                          LOANS AS OF     OUTSTANDING AS OF    BALANCE AS OF
     STATE                CUT-OFF DATE       CUT-OFF DATE     CUT-OFF DATE
     -----                ------------   -------------------  -------------
Alabama.................        79        $  7,439,682.98          2.48
Arizona.................        64           7,036,278.44          2.35
Arkansas................         6             461,364.59          0.15
California..............       257          45,030,768.67         15.01
Colorado................       130          18,170,145.78          6.06
Connecticut.............         7           1,044,439.33          0.35
Delaware................         6             554,248.78          0.18
District of Columbia....        22           2,657,466.72          0.89
Florida.................        65           6,865,705.56          2.29
Georgia.................       134          14,549,950.23          4.85
Idaho...................        15           1,891,325.42          0.63
Illinois................       122          13,895,387.21          4.63
Indiana.................       109          10,245,150.98          3.42
Iowa....................         4             456,405.54          0.15
Kansas..................        28           3,068,661.78          1.02
Kentucky................        31           2,545,904.53          0.85
Louisiana...............        21           2,403,812.87          0.80
Maine...................         1              71,368.35          0.02
Maryland................       139          22,248,767.30          7.42
Massachusetts...........        26           3,671,293.41          1.22
Michigan................        84           7,807,611.82          2.60
Minnesota...............        19           2,314,167.51          0.77
Mississippi.............        24           2,110,374.47          0.70
Missouri................        46           4,463,899.95          1.49
Montana.................         6             525,054.69          0.18
Nebraska................         4             248,703.43          0.08
Nevada..................        48           5,861,149.20          1.95
New Hampshire...........         5             619,512.88          0.21
New Jersey..............        35           5,636,408.31          1.88
New Mexico..............        14           1,592,036.40          0.53
New York................        22           3,488,700.64          1.16
North Carolina..........       107          11,241,866.59          3.75
Ohio....................       155          15,573,008.95          5.19
Oklahoma................        12             936,886.63          0.31
Oregon..................        64           7,727,290.95          2.58
Pennsylvania............        41           3,431,504.86          1.14
Rhode Island............        15           1,842,697.76          0.61
South Carolina..........        53           4,332,138.01          1.44
Tennessee...............        53           5,050,124.20          1.68
Texas...................        89           8,632,957.70          2.88
Utah....................        63           8,106,755.67          2.70
Virginia................        99          15,272,601.54          5.09
Washington..............       110          14,933,845.97          4.98
West Virginia...........        10             979,492.74          0.33
Wisconsin...............        26           2,641,976.82          0.88
Wyoming.................         3             308,904.64          0.10
                             -----        ---------------        ------
    Total...............     2,473        $299,987,800.80        100.00%
                             =====        ===============        ======


                     YEARS OF ORIGINATION--COMBINED LOANS

                                Number of                                  % of Aggregate
                                 Combined                                     Loans by
                                  Loans          Aggregate Principal    Outstanding Principal
                                as of Cut-       Balance Outstanding        Balance as of
  Year of Origination            off Date        as of Cut-off Date          Cut-off Date
  -------------------           ----------       -------------------    ---------------------
1997......................           1            $     53,976.39                0.02%
1998......................          24               2,920,407.20                0.97
1999......................       2,231             271,309,134.30               90.44
2000......................         217              25,704,282.91                8.57
                                 -----            ---------------              ------
    Grand Total...........       2,473            $299,987,800.80              100.00%
                                 =====            ===============              ======

 DISTRIBUTION OF ORIGINAL LOAN AMOUNTS--COMBINED INITIAL AND SUBSEQUENT LOANS

                                                                                   % of Aggregate
                                       Number of                                      Loans by
                                         Loans         Aggregate Principal      Outstanding Principal
   Original Loan                       as of Cut-      Balance Outstanding          Balance as of
  Amount (In Dollars)                   off Date        as of Cut-off Date           Cut-off Date
  -------------------                  ----------      -------------------      ---------------------
$ 10,000.01 to $ 20,000.00 .......            4           $     68,025.67             0.02%
$ 20,000.01 to $ 30,000.00 .......           21                571,560.10             0.19
$ 30,000.01 to $ 40,000.00 .......           47              1,708,646.98             0.57
$ 40,000.01 to $ 50,000.00 .......           64              2,953,621.34             0.98
$ 50,000.01 to $ 60,000.00 .......          154              8,566,895.80             2.86
$ 60,000.01 to $ 70,000.00 .......          204             13,298,082.35             4.43
$ 70,000.01 to $ 80,000.00 .......          231             17,304,696.31             5.77
$ 80,000.01 to $ 90,000.00 .......          188             16,040,788.18             5.35
$ 90,000.01 to $100,000.00 .......          225             21,449,505.62             7.15
$100,000.01 to $110,000.00 .......          173             18,208,762.34             6.07
$110,000.01 to $120,000.00 .......          178             20,541,241.74             6.85
$120,000.01 to $130,000.00 .......          143             17,836,010.85             5.95
$130,000.01 to $140,000.00 .......          119             16,024,204.75             5.34
$140,000.01 to $150,000.00 .......           86             12,476,937.81             4.16
$150,000.01 to $160,000.00 .......           93             14,387,910.00             4.80
$160,000.01 to $170,000.00 .......           69             11,340,378.12             3.78
$170,000.01 to $180,000.00 .......           75             13,123,237.48             4.37
$180,000.01 to $190,000.00 .......           55             10,203,002.49             3.40
$190,000.01 to $200,000.00 .......           42              8,213,324.18             2.74
$200,000.01 to $210,000.00 .......           41              8,414,738.99             2.81
$210,000.01 to $220,000.00 .......           45              9,684,621.11             3.23
$220,000.01 to $230,000.00 .......           34              7,644,745.39             2.55
$230,000.01 to $240,000.00 .......           29              6,847,086.53             2.28
$240,000.01 to $250,000.00 .......           29              7,112,994.07             2.37
$250,000.01 to $260,000.00 .......           24              6,122,403.33             2.04
$260,000.01 to $270,000.00 .......           20              5,329,619.41             1.78
$270,000.01 to $280,000.00 .......           11              3,023,266.06             1.01
$280,000.01 to $290,000.00 .......           11              3,130,932.58             1.04
$290,000.01 to $300,000.00 .......           16              4,727,694.09             1.58
Over $300,000.00 .................           42             13,632,867.13             4.54
                                          -----           ---------------           ------
    Total.........................        2,473           $299,987,800.80           100.00%
                                          =====           ===============           ======

                      CURRENT LOAN RATES--COMBINED LOANS

                                                                                 % of Aggregate
                                      Number of                                     Loans by
                                       Loans          Aggregate Principal     Outstanding Principal
                                     as of Cut-       Balance Outstanding        Balance as of
        Loan Rates                    off Date         as of Cut-off Date         Cut-off Date
--------------------------           ----------       -------------------     ---------------------
  Less than 8.001% ............            12           $  2,104,968.75              0.70%
 8.001% to  8.500% ............            44              5,919,355.82              1.97
 8.501% to  9.000% ............           391             54,530,235.54             18.18
 9.001% to  9.500% ............           423             59,043,729.25             19.68
 9.501% to 10.000% ............           698             83,675,223.22             27.89
10.001% to 10.500% ............           374             42,270,759.11             14.09
10.501% to 11.000% ............           301             32,203,717.02             10.74
11.001% to 11.500% ............           102             10,485,674.49              3.50
11.501% to 12.000% ............            75              6,263,683.74              2.09
12.001% to 12.500% ............            19              1,532,436.79              0.51
12.501% to 13.000% ............            22              1,295,088.31              0.43
13.001% to 13.500% ............             6                246,920.99              0.08
13.501% to 14.000% ............             3                316,835.87              0.11
14.001% to 14.500% ............             2                 72,687.93              0.02
Above 14.500% .................             1                 26,483.97              0.01
                                        -----           ---------------            ------
    Total .....................         2,473           $299,987,800.80            100.00%
                                        =====           ===============            ======

     REMAINING MONTHS TO MATURITY--COMBINED INITIAL AND SUBSEQUENT LOANS

                                                                                 % of Aggregate
                                      Number of                                     Loans by
  Months Remaining to                   Loans       Aggregate Principal       Outstanding Principal
  Scheduled Maturity                  as of Cut-    Balance Outstanding           Balance as of
  as of Cut-off Date                   off Date     as of Cut-off Date            Cut-off Date
  -------------------                 ----------    -------------------      ----------------------
169 to 180 ......................           4           $    435,640.21               0.15%
217 to 228 ......................           1                234,390.00               0.08
325 to 336 ......................           1                 53,976.39               0.02
337 to 348 ......................          23              2,696,614.95               0.90
349 to 360 ......................       2,444            296,567,179.25              98.86
                                        -----           ---------------             ------
     Total ......................       2,473           $299,987,800.80             100.00%
                                        =====           ===============             ======




                 ORIGINAL LOAN-TO-VALUE RATIO--COMBINED LOANS

                                                                 Aggregate Principal             % of Initial Loans by
                                     Number of Loans             Balance Outstanding              Outstanding Principal
Loan-to-Value Ratio                as of Cut-off Date            as of Cut-off Date            Balance as of Cut-off Date
-------------------                ------------------          ----------------------         ------------------------------
Less  than 20.00% ...............           1                     $     40,000.00                         0.01%
20.01% to  30.00% ...............           1                           29,693.87                         0.01
30.01% to  40.00% ...............           3                          199,467.29                         0.07
40.01% to  50.00% ...............          10                          886,142.95                         0.30
50.01% to  60.00% ...............          12                          953,883.72                         0.32
60.01% to  70.00% ...............          59                        5,140,786.32                         1.71
70.01% to  80.00% ...............         523                       57,957,970.92                        19.32
80.01% to  90.00% ...............       1,243                      145,619,072.26                        48.54
90.01% to 100.00% ...............         619                       88,789,997.65                        29.6
Over 100.00% ....................           2                          370,785.82                         0.12
                                        -----                     ---------------                       ------
                                        2,473                     $299,987,800.80                      100.00%
                                        =====                     ===============                      ======

                 MONTH OF NEXT RATE ADJUSTMENT--COMBINED LOANS

                                                                    Aggregate Principal             % of Combined Loans by
                                        Number of Loans             Balance Outstanding              Outstanding Principal
Month of Next Rate Adjustment         as of Cut-off Date            as of Cut-off Date            Balance as of Cut-off Date
-----------------------------         ------------------          ----------------------         ------------------------------
January 2000..................                    1                   $     53,976.39                         0.02%
April 2000....................                    1                        118,882.97                         0.04
June 2000.....................                    4                        267,579.12                         0.09
July 2000.....................                    2                        244,291.18                         0.08
August 2000...................                    1                        126,053.89                         0.04
September 2000................                    3                        246,900.71                         0.08
October 2000..................                    3                        550,440.31                         0.18
November 2000.................                    5                        733,775.21                         0.24
December 2000.................                    8                        856,540.24                         0.29
January 2001..................                    2                        287,442.25                         0.10
February 2001.................                    4                        258,177.50                         0.09
March 2001....................                    2                        345,189.18                         0.12
April 2001....................                    1                        107,569.19                         0.04
May 2001......................                    4                        328,450.73                         0.11
June 2001.....................                    6                        639,258.25                         0.21
July 2001.....................                    9                      1,216,024.17                         0.41
August 2001...................                   14                      1,584,030.25                         0.53
September 2001................                   41                      4,503,844.39                         1.50
October 2001..................                  140                     16,640,218.03                         5.55
November 2001.................                  513                     59,276,087.48                        19.76
December 2001.................                  753                     91,615,032.63                        30.54
January 2002..................                  588                     75,934,614.68                        25.31
February 2002.................                  181                     22,653,543.66                         7.55
March 2002....................                    8                        451,601.15                         0.15
May 2002......................                    1                         65,348.87                         0.02
July 2002.....................                    3                        375,505.08                         0.13
August 2002...................                    2                        269,276.46                         0.09
September 2002................                    4                        460,986.98                         0.15
October 2002..................                   10                      1,338,562.32                         0.45
November 2002.................                   37                      4,066,763.40                         1.36
December 2002.................                   84                      9,811,454.23                         3.27
January 2003..................                   33                      4,144,657.90                         1.38
February 2003.................                    5                        415,722.00                         0.14
                                              -----                   ---------------                       ------
     Total....................                2,473                   $299,987,800.80                       100.00%
                                              =====                   ===============                       ======


                 DISTRIBUTION OF GROSS MARGIN--COMBINED LOANS


                                                                Aggregate Principal         % of Combined Loans
                                       Number of Loans          Balance Outstanding       by Outstanding Principal
Gross Margin                         as of Cut-off Date         as of Cut-off Date       Balance as of Cut-off Date
------------                         ------------------         -------------------      --------------------------
3.501% to  4.000%............                2                 $    154,333.40                      0.05%
4.001% to  4.500%............               17                    2,939,291.25                      0.98
4.501% to  5.000%............               64                    8,175,626.98                      2.73
5.001% to  5.500%............              277                   37,371,532.04                     12.46
5.501% to  6.000%............              567                   77,942,185.13                     25.98
6.001% to  6.500%............              596                   71,990,564.73                     24.00
6.501% to  7.000%............              520                   59,060,231.64                     19.69
7.001% to  7.500%............              255                   26,685,527.43                      8.90
7.501% to  8.000%............               97                    9,086,972.55                      3.03
8.001% to  8.500%............               45                    4,258,285.66                      1.42
8.501% to  9.000%............               21                    1,611,036.81                      0.54
9.001% to  9.500%............                9                      523,150.31                      0.17
9.501% to 10.000%............                2                      162,578.90                      0.05
Above 10.000%................                1                       26,483.97                      0.01
                                         -----                 ---------------                    ------
     Total...................            2,473                 $299,987,800.80                    100.00%
                                         =====                 ===============                    ======




                      MAXIMUM LOAN RATES--COMBINED LOANS


                                                                Aggregate Principal         % of Combined Loans
                                       Number of Loans          Balance Outstanding       by Outstanding Principal
Maximum Loan Rates                   as of Cut-off Date         as of Cut-off Date       Balance as of Cut-off Date
------------------                   ------------------         -------------------      --------------------------
Below 12.501%...............                  3                   $    450,287.43                  0.15%
12.501% to 13.000%..........                  5                        909,911.97                  0.30
13.001% to 13.500%..........                  1                         96,260.90                  0.03
13.501% to 14.000%..........                  7                        884,820.22                  0.29
14.001% to 14.500%..........                 34                      4,744,573.56                  1.58
14.501% to 15.000%..........                284                     39,197,368.35                 13.07
15.001% to 15.500%..........                282                     38,184,881.22                 12.73
15.501% to 16.000%..........                557                     69,450,671.42                 23.15
16.001% to 16.500%..........                411                     51,389,318.61                 17.13
16.501% to 17.000%..........                416                     47,709,568.69                 15.90
17.001% to 17.500%..........                175                     19,113,332.86                  6.37
17.501% to 18.000%..........                170                     17,182,297.97                  5.73
18.001% to 18.500%..........                 46                      4,345,947.62                  1.45
18.501% to 19.000%..........                 48                      3,925,374.76                  1.31
19.001% to 19.500%..........                 16                      1,113,726.75                  0.37
19.501% to 20.000%..........                  6                        327,517.83                  0.11
20.001% to 20.500%..........                  5                        442,533.08                  0.15
20.501% to 21.000%..........                  3                        196,976.19                  0.07
21.001% to 21.500%..........                  1                         53,900.00                  0.02
21.501% to 22.000%..........                  2                         97,883.97                  0.03
24.001% to 24.500%..........                  1                        170,647.40                  0.06
                                          -----                   ---------------                ------
     Total..................              2,473                   $299,987,800.80                100.00%
                                          =====                   ===============                ======

                      MINIMUM LOAN RATES--COMBINED LOANS

                                                      Aggregate Principal      % of Combined Loans by
                                Number of Loans       Balance Outstanding       Outstanding Principal
Minimum Loan Rates            as of Cut-off Date      as of Cut-off Date      Balance as of Cut-off Date
------------------            ------------------      ------------------      --------------------------
Less than 5.001%.........                 7           $    842,790.33                  0.28%
 5.001% to  5.500%.......                59              8,426,977.09                  2.81
 5.501% to  6.000%.......                66              9,996,134.02                  3.33
 6.001% to  6.500%.......                72              8,706,555.05                  2.90
 6.501% to  7.000%.......                71              8,053,597.43                  2.68
 7.001% to  7.500%.......                45              4,653,651.53                  1.55
 7.501% to  8.000%.......                35              4,181,515.40                  1.39
 8.001% to  8.500%.......                51              6,201,078.09                  2.07
 8.501% to  9.000%.......               309             42,262,005.91                 14.09
 9.001% to  9.500%.......               375             52,360,626.83                 17.45
 9.501% to 10.000%.......               609             72,877,923.04                 24.29
10.001% to 10.500%.......               324             36,995,522.04                 12.33
10.501% to 11.000%.......               258             27,798,303.03                  9.27
11.001% to 11.500%.......                83              8,389,354.62                  2.80
11.501% to 12.000%.......                60              5,159,666.01                  1.72
12.001% to 12.500%.......                15              1,124,083.31                  0.37
12.501% to 13.000%.......                22              1,295,088.31                  0.43
13.001% to 13.500%.......                 6                246,920.99                  0.08
13.501% to 14.000%.......                 3                316,835.87                  0.11
14.001% to 14.500%.......                 2                 72,687.93                  0.02
Above 14.500%............                 1                 26,483.97                  0.01
                                      -----           ---------------                 ------
      Total..............             2,473           $299,987,800.80                 100.00%
                                      =====           ===============                 ======
